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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 5, 1996 included or incorporated by reference in Safety-Kleen Corp.'s Form 10-K for the year ended December 30, 1995 and to all references to our Firm included in this Registration Statement.



                                   /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois,
May 17, 1996